United
                    Municipal
                    Bond Fund,
                    Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1999

MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1999


Dear Shareholder:

This report relates to the operation of United Municipal Bond Fund, Inc. for the fiscal year ended September 30, 1999. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

The accommodative monetary conditions that we saw last year, with central banks around the world easing, have largely come to an end. The Federal Reserve and the Central Bank in the United Kingdom have already tightened and others appear ready to follow suit. As the global economic recovery has gathered pace, commodity prices have risen. In the U.S., tight labor markets and robust consumer spending have brought about a moderate, but worrisome, trend in inflation. The goal of the Fed is to maintain price stability, which in the current economic environment places the emphasis on preemptively suppressing inflation pressures by raising interest rates. Such Fed action tends to be positive in the long-term for the economy and interest rates, but can lead to short-term volatility and a heightened level of nervousness in the market.

We, along with most economists, did not expect the U.S. economy to expand as rapidly as it did. The global inflation picture was very unclear, with upticks in some commodity and financial asset markets offset by very low and, in some instances, disinflationary readings in other measures of inflation. As monetary stimulation ceased and interest rates rose off last years lows, we expected the economy to slow. We felt that the high level of Y2K uncertainty, and belief in U.S. preparedness relative to other nations, presented a logical backdrop for an increase in foreign capital flows to the relative safety of the U.S. Treasury market. We expected that this anticipated flight to quality would benefit municipal bonds to some degree, but possibly not until the fourth quarter of 1999. We therefore saw no reason to adjust the portfolio for a major rise in yields. However, very strong consumer confidence and low unemployment continued to drive our economy and now the world economy is also accelerating. Y2K has caused some distortions in the timing of bond issuance, with more bonds sold recently and a slowdown expected as we approach year end. Also, some investors have shown a preference for Treasury bonds versus other bonds. We feel this has created a buying opportunity and that prices should revert to normal relationships after year end.

The strategies and techniques we applied resulted in the Fund's performance during the fiscal year falling slightly below that of the Lipper General Municipal Bond Fund Universe (reflecting the performance of the universe of funds with similar investment objectives) and below that of the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market). Both indexes are charted on the following page. The unexpected increases in interest rates negatively impacted the Fund's performance. Because the Fund remained generally fully invested due to the anticipated interest rate environment, the Fund was unable to fully take advantage of investment opportunities resulting from the higher interest rates.

Interest rates could go slightly higher as the Fed protects against threatened inflation. We expect that the Federal Reserve will contain inflationary pressures. When it is clear to the markets that this is the case, Treasury interest rates, now above 6.30%, will prove to be attractive and more money should flow into all bonds. Municipal bonds are at historically attractive levels relative to other fixed income alternatives, and should outperform if yield ratios revert to historical norms. As a result, we expect to remain fully invested emphasizing current yield.

Thank you for your continued confidence.

Respectfully,

John M. Holliday
Manager, United Municipal Bond Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
               United Municipal Bond Fund, Inc., Class A Shares,
                    The Lehman Brothers Municipal Bond Index
          and The Lipper General Municipal Bond Fund Universe Average

                                              Lipper
                                             General
                      United   Lehman      Municipal
                      MunicipalBrothers         Bond
                      Bond  Municipal           Fund
                      Fund,      Bond       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     09/30/89  Purchase$ 9,575$10,000        $10,000
     09/30/90         10,002   10,680         10,521
     09/30/91         11,500   12,088         11,872
     09/30/92         12,812   13,352         13,089
     09/30/93         14,753   15,053         14,794
     09/30/94         14,176   14,686         14,222
     09/30/95         15,808   16,330         15,606
     09/30/96         16,942   17,316         16,472
     09/30/97         18,598   18,880         17,892
     09/30/98         20,211   20,525         19,362
     09/30/99         19,513   20,381         18,766

     ====      United Municipal Bond Fund, Inc., Class A Shares* -- $19,513
     ++++      Lehman Brothers Municipal Bond Index  -- $20,381
     ----      Lipper General Municipal Bond Fund Universe Average - $18,766

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   9/30/99          -7.56%     N/A
5 Years Ended
   9/30/99          5.68%      N/A
10 Years Ended
   9/30/99          6.91%      N/A
Aggregate Total
 Return for Life
 of Class Y +++     N/A        -3.21%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 4.25% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 12/30/98 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/99.


Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Municipal Bond Fund, Inc.

PORTFOLIO STRATEGY:
Minimum 80% investment     OBJECTIVE:   To seek income not subject to
grade Municipal Bonds*                  Federal income taxation.
                                        (Income may be subject to
                                        state and local taxes and a
Maximum 10% Non-Municipal               portion may be subject to
Bond Debt Securities                    Federal taxes, including
                                        alternative minimum tax.)
May own 25% or more
Industrial Revenue Bonds    STRATEGY:   Invests primarily in tax-exempt
                                        municipal bonds, mainly of investment
                                        grade (rated BBB or higher by Standard &
                                        Poor's or Baa or higher by Moody's
                                        Investor Service, Inc.)
* During normal market conditions.

                             FOUNDED:   1976

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY


PERFORMANCE SUMMARY - Class A Shares

             PER SHARE DATA
For the Fiscal Year Ended September 30, 1999
--------------------------------------------
DIVIDENDS PAID                   $0.37
                                 =====

CAPITAL GAINS DISTRIBUTION       $0.11
                                 =====

NET ASSET VALUE ON
    9/30/99 $6.90 adjusted to:  $ 7.01(A)
    9/30/98                       7.63
                                ------
CHANGE PER SHARE                $(0.62)
                                ======

 (A) This number includes the capital gains distribution of $0.11 paid in December 1998 added to the actual net asset value on September 30, 1999.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    -----------
 1-year period ended 9-30-99                    -7.56%         -3.46%
 5-year period ended 9-30-99                     5.68%          6.60%
10-year period ended 9-30-99                     6.91%          7.38%

 *Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1999, United Municipal Bond Fund, Inc. had net assets totaling $874,082,470 invested in a diversified portfolio.

As a shareholder of United Municipal Bond Fund, Inc., for every $100 you had invested on September 30, 1999, your Fund owned:

 $15.81  Industrial Revenue/Pollution Control Revenue Bonds
  13.25  Derivative Bonds
  11.42  Hospital Revenue Bonds
  11.11  Housing Revenue Bonds
  11.09  Other Municipal Bonds
  10.31  Airport Revenue Bonds
  10.31  Public Power Revenue Bonds
   5.09  Cash and Cash Equivalents
   4.31  Student Loan Bonds
   4.11  Lease/Certificates of Participation Bonds
   3.19  Resource Recovery Bonds




                    1999 TAX YEAR TAXABLE EQUIVALENT YIELDS*
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your         Equivalent
                                  Marginal         Tax Free Yields
   Joint               Single        Tax    ---------------------------
   return              Return    Bracket Is        5%    6%    7%    8%


$      0- 43,050  $      0- 25,750          15%  5.88  7.06  8.24  9.41

$ 43,051-104,050  $ 25,751- 62,450          28%  6.94  8.33  9.72 11.11

$104,051-158,550  $ 62,451-130,250          31%  7.25  8.70 10.14 11.59

$158,551-283,150  $130,251-283,150          36%  7.81  9.38 10.94 12.50

$283,151 and above$283,151 and above      39.6%  8.28  9.93 11.59 13.25


*Table is for illustration only and does not represent the actual performance of United Municipal Bond Fund, Inc.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ALABAMA - 0.20%
 BMC Special Care Facilities Financing
   Authority of the City of Montgomery,
   Revenue Bonds, Series 1998-B (Baptist
   Health),
   4.875%, 11-15-2018 ....................   $ 2,000   $  1,760,000

ALASKA - 3.98%
 City of Valdez, Alaska, Marine
   Terminal Revenue Refunding Bonds
   (BP Pipelines (Alaska) Inc. Project),
   Series 1993A,
   5.85%, 8-1-2025 .......................    28,650     28,148,625
 State of Alaska, International Airports
   System Revenue Bonds, Series 1999A,
   5.0%, 10-1-2019 .......................     3,000      2,655,000
 Alaska Energy Authority, Power Revenue
   Refunding Bonds, Fifth Series (Bradley
   Lake Hydroelectric Project),
   5.0%, 7-1-2021 ........................     2,350      2,070,937
 Alaska Housing Finance Corporation,
   Housing Development Bonds, 1997
   Series B (AMT),
   5.8%, 12-1-2029 .......................     2,000      1,952,500
   Total .................................               34,827,062

CALIFORNIA - 10.83%
 California Statewide Communities Development Authority:
   Special Facilities Lease Revenue Bonds,
   1997 Series A (United Air Lines, Inc. - San
   Francisco International Airport Projects),
   5.7%, 10-1-2033 .......................    20,900     19,332,500
   Hospital Revenue Certificates of Participation,
   Series 1992, Cedars-Sinai Medical Center,
   6.5%, 8-1-2012 ........................     5,200      5,577,000
   Hospital Refunding Revenue Certificates of
   Participation, Series 1993, Cedars-Sinai Medical
   Center, Inverse Floating Rate Securities (INFLOS),
   7.17%, 11-1-2015 (A) ..................     3,300      2,978,250
 East Bay Municipal Utility District (Alameda
   and Contra Costa Counties, California),
   Wastewater System Subordinated Revenue
   Refunding Bonds, Series 1993B-2,
   Inverse Floating Securities:
   7.27%, 6-1-2013 (A) ...................     8,450      8,555,625
   7.37%, 6-1-2020 (A) ...................     7,250      7,032,500


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
 Transmission Agency of Northern California,
   California-Oregon Transmission Project
   Revenue Bonds, 1990 Series A,
   7.0%, 5-1-2013 ........................   $12,000   $ 13,950,000
 County of San Bernardino, California,
   Certificates of Participation (1992 Justice
   Center/Airport Improvements Refunding
   Project), Inland Empire Public Facilities
   Corporation, Short/RITES Certificates,
   5.5%, 7-1-2016 (B) ....................     9,500      9,571,250
 Southern California Public Power Authority:
   Multiple Project Revenue Bonds, 1989 Series,
   6.75%, 7-1-2012 .......................     3,455      3,904,150
   Mead-Adelanto Project Revenue Bonds,
   1994 Series A:
   Mead-Adelanto Auction Rate Securities (ACES),
   4.01%, 7-1-2015 .......................     1,400      1,400,000
   Mead-Adelanto Inverse Floaters,
   6.01%, 7-1-2015 (A) ...................     1,400      1,331,750
   Mead-Phoenix Project Revenue Bonds,
   1994 Series A:
   Auction Rate Securities (ACES),
   4.01%, 7-1-2015 .......................     1,300      1,300,000
   Inverse Floaters,
   6.01%, 7-1-2015 (A) ...................     1,300      1,218,750
 California Rural Home Mortgage Finance
   Authority, Single Family Mortgage
   Revenue Bonds (Mortgage-Backed Securities
   Program):
   1998 Series A,
   6.35%, 12-1-2029 ......................     3,345      3,495,525
   1997 Series C,
   6.75%, 3-1-2029 .......................     2,050      2,173,000
   1998 Series B,
   6.35%, 12-1-2029 ......................     1,940      2,092,775
 Foothill/Eastern Transportation Corridor Agency,
   Toll Road Refunding Revenue Bonds, Series 1999:
   Capital Appreciation Bonds,
   0.0%, 1-15-2017 .......................     8,000      2,920,000
   Current Interest Bonds,
   5.125%, 1-15-2019 .....................     3,000      2,816,250
 Delta Counties Home Mortgage Finance Authority
   (California), Single Family Mortgage Revenue
   Bonds (Mortgage-Backed Securities Program),
   1998 Series A,
   5.2%, 12-1-2014 .......................     3,110      2,942,837

                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
 Intermodal Container Transfer Facility,
   Joint Powers Authority, Intermodal
   Container Transfer Facility Refunding
   Revenue Bonds, 1989 Series A,
   7.7%, 11-1-2014 .......................   $ 2,000   $  2,049,140
   Total .................................               94,641,302

COLORADO - 3.45%
 City and County of Denver, Colorado,
   Airport System Revenue Bonds:
   Series 1991D,
   7.75%, 11-15-2013 .....................    11,905     14,003,256
   Series 1996D,
   5.5%, 11-15-2025 ......................     2,000      1,920,000
 Colorado Housing and Finance Authority,
   Single Family Program Senior and Subordinate
   Bonds:
   1996 Series B-1,
   7.65%, 11-1-2026 ......................     2,750      2,987,187
   1997 Series C-2,
   6.875%, 11-1-2028 .....................     2,500      2,668,750
   1999 Series A-2,
   6.45%, 4-1-2030 .......................     2,185      2,286,056
   1997 Series A-2,
   7.25%, 5-1-2027 .......................     2,000      2,190,000
   1998 Series A-3,
   6.5%, 5-1-2016 ........................     1,000      1,061,250
 Highlands Ranch Metropolitan District No. 3,
   Douglas County, Colorado,
   General Obligation Bonds:
   Series 1999,
   5.3%, 12-1-2019 .......................     1,250      1,164,063
   Series 1998A,
   5.125%, 12-1-2012 .....................     1,000        960,000
 University of Colorado Hospital Authority,
   Revenue Bonds, Series 1999A,
   5.0%, 11-15-2019 ......................     1,000        896,250
   Total .................................               30,136,812

CONNECTICUT - 5.08%
 Connecticut Development Authority, Water
   Facilities Revenue Bonds (Bridgeport
   Hydraulic Company Project):
   1996 Series,
   6.0%, 9-1-2036 ........................    15,000     14,981,250
   1995 Series,
   6.15%, 4-1-2035 .......................     9,200      9,303,500
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
CONNECTICUT (Continued)
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-2014 ........................   $13,700   $ 12,775,250
 Bristol Resource Recovery Facility,
   Operating Committee, Solid Waste Revenue
   Refunding Bonds (Ogden Martin Systems of
   Bristol, Inc. Project - 1995 Series),
   6.5%, 7-1-2014 ........................     7,000      7,358,750
   Total .................................               44,418,750

FLORIDA - 3.35%
 Escambia County, Florida, Pollution Control Revenue
   Bonds (Champion International Corporation Project):
   Series 1994,
   6.9%, 8-1-2022 ........................     8,855      9,430,575
   Series 1996,
   6.4%, 9-1-2030 ........................     6,200      6,285,250
 City of Leesburg, Florida, Hospital Revenue
   Refunding Bonds (Leesburg Regional Medical
   Center Project), Series 1993A,
   6.125%, 7-1-2012 ......................     5,000      5,137,500
 Housing Finance Authority of Lee County, Florida,
   Single Family Mortgage Revenue Bonds:
   Series 1998A, Subseries 6,
   6.45%, 3-1-2031 .......................     2,175      2,278,312
   Series 1999A, Subseries 2,
   5.0%, 9-1-2030 ........................     1,620      1,555,200
 Jacksonville Health Facilities Authority,
   Hospital Revenue Bonds (Charity Obligated
   Group), Series 1999C,
   5.25%, 8-15-2019 ......................     2,745      2,570,006
 City of Miami, Florida, Health Facilities
   Authority, Health Facilities Revenue Refunding
   Bonds (Mercy Hospital Project), Series 1994A,
   Inverse Floating Rate Security (INFLOS),
   6.87%, 8-15-2015 (A) ..................     2,200      2,043,250
   Total .................................               29,300,093

GEORGIA - 3.40%
 Municipal Electric Authority of Georgia:
   Project One Special Obligation Bonds,
   Fifth Crossover Series,
   6.4%, 1-1-2013 ........................    15,500     16,953,125
   General Power Revenue Bonds,
   1992B Series,
   8.25%, 1-1-2011 .......................     8,700     10,907,625
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
GEORGIA (Continued)
 Private Colleges and Universities Authority,
   Revenue and Refunding Bonds (Mercer University
   Project), Tax-Exempt Series 1999A,
   5.25%, 10-1-2020 ......................   $ 2,000   $  1,837,500
   Total .................................               29,698,250

HAWAII - 3.00%
 State of Hawaii, Airports System Revenue
   Bonds, Second Series of 1991,
   6.9%, 7-1-2012 ........................    20,195     22,593,156
 Department of Budget and Finance of the State
   of Hawaii, Special Purpose Revenue Bonds
   (Citizens Utilities Company Project):
   Residual Interest Bonds (RIBS), Series 1991B,
   8.575%, 11-1-2021 (A) .................     1,750      1,890,000
   Select Auction Variable Rate Securities (SAVRS),
   Series 1991A,
   4.4%, 11-1-2021 .......................     1,750      1,750,000
   Total..................................               26,233,156

IDAHO - 0.76%
 Idaho Health Facilities Authority, Hospital
   Revenue Refunding Bonds, Series 1992
   (IHC Hospitals, Inc.),
   6.65%, 2-15-2021 ......................     6,000      6,660,000

ILLINOIS - 2.13%
 City of Chicago, Collateralized Single Family
   Mortgage Revenue Bonds:
   Series 1998C-1,
   6.3%, 9-1-2029 ........................     4,000      4,185,000
   Series 1998A-1,
   6.45%, 9-1-2029 .......................     2,500      2,650,000
   Series 1999A,
   6.35%, 10-1-2030 ......................     2,500      2,646,875
   Series 1999C,
   7.05%, 10-1-2030 ......................     2,000      2,182,500
   Series 1997-B,
   6.95%, 9-1-2028 .......................     1,890      2,005,762
 Illinois Health Facilities Authority, Revenue Bonds:
   Series 1997A (Victory Health Services),
   5.375%, 8-15-2016 .....................     3,000      2,763,750
   Series 1999 (Alexian Brothers Health System),
   5.0%, 1-1-2019 ........................     1,500      1,338,750
 School District Number 116, Champaign County,
   Illinois (Urbana), General Obligation School
   Building Bonds, Series 1999C,
   0.0%, 1-1-2012 ........................     1,695        847,500
   Total .................................               18,620,137
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
INDIANA - 5.91%
 Indiana State Office Building Commission,
   Capitol Complex Revenue Bonds:
   Series 1990B (State Office Building I Facility),
   7.4%, 7-1-2015 ........................   $ 8,000   $  9,560,000
   Series 1990A (Senate Avenue Parking Facility),
   7.4%, 7-1-2015 ........................     4,775      5,706,125
 Indianapolis Airport Authority,
   Special Facility Revenue Bonds, Series 1995 A
   (United Air Lines, Inc., Indianapolis
   Maintenance Center Project),
   6.5%, 11-15-2031 ......................    10,850     10,985,625
 Indiana Transportation Finance Authority,
   Highway Revenue Bonds, Series 1990A,
   7.25%, 6-1-2015 .......................     9,000     10,631,250
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana), First
   Mortgage Refunding Bonds, Series 1996,
   6.25%, 1-5-2016 .......................     7,655      8,162,144
 Indiana Health Facility Financing Authority,
   Hospital Revenue Bonds:
   Series 1999D (Charity Obligated
   Group),
   5.5%, 11-15-2024 ......................     5,000      4,706,250
   Series 1999A (Deaconess Hospital
   Obligated Group),
   5.75%, 3-1-2019 .......................     2,000      1,907,500
   Total .................................               51,658,894

KANSAS - 1.85%
 Sedgwick County, Kansas and Shawnee County,
   Kansas, Single Family Mortgage Revenue Bonds
   (Mortgage-Backed Securities Program):
   1998 Series A-1 (AMT),
   6.5%, 12-1-2022 .......................     8,000      8,420,000
   1997 Series A-1 (AMT),
   6.95%, 6-1-2029 .......................     5,225      5,649,531
   1999 Series A-1 (AMT),
   5.5%, 12-1-2026 .......................     2,000      2,135,000
   Total .................................               16,204,531

KENTUCKY - 0.06%
 County of Jefferson, Kentucky, Insured
   Hospital Revenue Bonds, Series 1992 (Alliant
   Health System, Inc. Project), Inverse Floaters,
   8.836%, 10-23-2014 (A) ................       500        536,250


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
LOUISIANA - 1.14%
 Louisiana Public Facilities Authority,
   Hospital Revenue and Refunding Bonds:
   St. Francis Medical Center Project,
   Residual Interest Bonds (RIBS), Series 1994C,
   6.858%, 7-22-2024 (A) .................   $ 3,650   $  4,042,375
   Pendleton Memorial Methodist Hospital
   Project, Series 1998,
   5.25%, 6-1-2017 .......................     2,000      1,717,500
 Parish of East Baton Rouge, State of
   Louisiana, Refunding Revenue Bonds
   (Georgia-Pacific Corporation Project),
   Series 1998,
   5.35%, 9-1-2011 .......................     3,000      2,887,500
 Parish of Webster, Louisiana, Pollution
   Control Revenue Refunding Bonds,
   1998 Series B (Non-AMT),
   5.2%, 3-1-2013 ........................     1,435      1,361,456
   Total .................................               10,008,831

MASSACHUSETTS - 1.66%
 City of Quincy, Massachusetts, Revenue Refunding
   Bonds, Quincy Hospital Issue, Series 1993,
   Inverse Floating Rate Security (INFLOS),
   6.32%, 1-15-2011 (A) ..................     5,700      5,671,500
 Massachusetts Housing Finance Agency,
   Single Family Housing Revenue Bonds,
   Series 57 (AMT),
   5.6%, 6-1-2030 ........................     4,735      4,504,169
 Massachusetts Municipal Wholesale Electric
   Company, Power Supply System Revenue Bonds,
   1993 Series A, Inverse Floating Rate Security (INFLOS),
   7.17%, 7-1-2018 (A) ...................     2,500      2,284,375
 Massachusetts State College Building
   Authority, Project and Refunding
   Revenue Bonds, Senior Series 1994-A,
   7.5%, 5-1-2014 ........................     1,750      2,089,063
   Total .................................               14,549,107

MICHIGAN - 1.99%
 Michigan Strategic Fund:
   Limited Obligation Refunding Revenue Bonds,
   The Detroit Edison Company Pollution Control
   Bonds Project, Collateralized Series 1991 AA,
   6.95%, 5-1-2011 .......................     8,000      9,210,000
   Limited Obligation Revenue Bonds, WMX
   Technologies, Inc. Project, Series 1993,
   6.0%, 12-1-2013 .......................     4,000      4,040,000
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MICHIGAN (Continued)
 City of Detroit, Michigan, Sewage Disposal
   System Revenue and Revenue Refunding Bonds,
   Series 1993-A, Inverse Floating Rate Security
   (INFLOS),
   7.567%, 7-1-2023 (A) ..................   $ 2,600   $  2,486,250
 Michigan State Hospital Finance Authority,
   Hospital Revenue Bonds (The Detroit Medical
   Center Obligated Group), Series 1998A,
   5.125%, 8-15-2018 .....................     2,000      1,695,000
   Total .................................               17,431,250

MINNESOTA - 0.66%
 City of Rochester, Minnesota, Health
   Care Facilities Revenue Bonds (Mayo
   Foundation/Mayo Medical Center),
   Series 1992D, Floating Inverse
   Rate Securities (FIRS),
   7.6%, 11-15-2009 (A) ..................     4,500      4,848,750
 HealthSystem Minnesota, The Healthcare
   Network, City of St. Louis Park,
   Minnesota, Health Care Facilities Revenue
   Bonds (HealthSystem Minnesota Obligated
   Group), Series 1993, Relinked Inverse
   Floater,
   6.043%, 7-1-2013 (A) ..................     1,000        938,750
   Total .................................                5,787,500

MISSISSIPPI - 2.43%
 Lowndes County, Mississippi, Solid Waste
   Disposal and Pollution Control
   Refunding Revenue Bonds (Weyerhaeuser
   Company Project), Series 1992B,
   6.7%, 4-1-2022 ........................    11,000     12,072,500
 Mississippi Higher Education Assistance
   Corporation, Student Loan Revenue Bonds,
   Subordinate Series 1996-C:
   6.75%, 9-1-2014 .......................     5,500      5,548,125
   6.7%, 9-1-2012 ........................     1,470      1,482,863
 Mississippi Home Corporation, Single Family
   Mortgage Revenue Bonds, Series 1999A,
   5.25%, 6-1-2031 .......................     2,000      2,107,500
   Total .................................               21,210,988


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSOURI - 1.94%
 Health and Educational Facilities Authority
   of the State of Missouri, Health Facilities
   Revenue Bonds:
   Barnes-Jewish, Inc./Christian Health
   Services, Series 1993A:
   6.0%, 5-15-2011 .......................   $ 3,000   $  3,157,500
   5.25%, 5-15-2014 ......................     2,900      2,834,750
   Freeman Health System Project, Series 1998,
   5.25%, 2-15-2018 ......................     2,460      2,229,375
   Lake of the Ozarks General Hospital, Inc.,
   Series 1998,
   5.1%, 2-15-2018 .......................     2,220      2,009,100
 Missouri Housing Development Commission,
   Single Family Mortgage Revenue Bonds
   (Homeownership Loan Program):
   1997 Series C-1 (Non-AMT),
   6.55%, 9-1-2028 .......................     1,960      2,072,700
   1998 Series D-2 (AMT),
   6.3%, 3-1-2029 ........................     1,145      1,190,800
   1997 Series A-2 (AMT),
   7.3%, 3-1-2028 ........................       910        997,587
   1998 Series B-2 (AMT),
   6.4%, 3-1-2029 ........................       950        995,125
 Missouri Higher Education Loan Authority
   (A Public Instrumentality and Body
   Corporate and Politic of the State of
   Missouri), Student Loan Revenue Bonds,
   Subordinate Series 1994A,
   5.45%, 2-15-2009 ......................     1,500      1,445,625
   Total .................................               16,932,562

MONTANA - 0.16%
 Montana Higher Education Student Assistance
   Corporation, Student Loan Revenue Bonds,
   Subordinate Series 1998-B,
   5.5%, 12-1-2031 .......................     1,500      1,395,000

NEBRASKA - 1.68%
 Nebraska Higher Education Loan Program, Inc.,
   1993-2 Series A-6 Junior Subordinate Bonds,
   6.4%, 6-1-2013 ........................    14,500     14,663,125


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEVADA - 0.97%
 Clark County, Nevada:
   Industrial Development Refunding Revenue
   Bonds (Nevada Power Company Project),
   Series 1995B,
   5.9%, 10-1-2030 .......................   $ 4,000   $  3,760,000
   Industrial Development Revenue Bonds (Nevada
   Power Company Project), Series 1997A,
   5.9%, 11-1-2032 .......................     2,000      1,877,500
 Nevada Housing Division, Single Family
   Mortgage Bonds:
   1998 Series A-1 Mezzanine Bonds,
   5.35%, 4-1-2016 .......................     2,050      1,947,500
   1996 Series C Subordinate Bonds,
   6.35%, 4-1-2009 .......................       880        906,400
   Total .................................                8,491,400

NEW HAMPSHIRE - 0.96%
 State of New Hampshire, Turnpike System
   Revenue Bonds, 1994 Series C, Indexed
   Inverse Floater, Residual Interest
   Bonds (RIBS),
   6.351%, 2-1-2024 (A) ..................    10,000      8,350,000

NEW MEXICO - 1.20%
 New Mexico Educational Assistance Foundation:
   Student Loan Program Bonds:
   Second Subordinate 1996 Series A-3,
   6.75%, 11-1-2008 ......................     2,175      2,245,687
   First Subordinate 1996 Series A-2,
   6.2%, 11-1-2008 .......................     2,210      2,198,950
   Second Subordinate 1995 Series A-3,
   6.6%, 11-1-2010 .......................     1,235      1,216,475
   Student Loan Purchase Bonds,
   Senior 1995 Series IV-A1 (AMT),
   7.05%, 3-1-2010 .......................     4,645      4,807,575
   Total .................................               10,468,687

NEW YORK - 3.62%
 New York State Medical Care Facilities Finance Agency,
   Mental Health Services Facilities Improvement
   Revenue Bonds, 1993 Series F Refunding,
   5.375%, 2-15-2014 .....................    12,000     11,850,000


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
NEW YORK (Continued)
 The City of New York, General Obligation Bonds:
   Fiscal 1994 Series C, Inverse Floaters,
   20.36%, 9-30-2003 (C) .................   $ 3,250   $  4,472,812
   Fiscal 1997 Series H,
   6.125%, 8-1-2025 ......................     4,230      4,288,163
 Dormitory Authority of the State of New York:
   State University Educational Facilities,
   Revenue Bonds, Series 1990B,
   7.5%, 5-15-2011 .......................     2,000      2,312,500
   Department of Health of the State of
   New York, Revenue Bonds, Series 1996,
   5.5%, 7-1-2010 ........................     2,000      2,030,000
   Nyack Hospital, Revenue Bonds, Series 1996,
   6.25%, 7-1-2013 .......................     1,000      1,032,500
 New York State Urban Development Corporation,
   Correctional Capital Facilities Revenue Bonds,
   1993A Refunding Series,
   5.25%, 1-1-2014 .......................     3,000      2,962,500
 New York City Transitional Finance Authority,
   Future Tax Secured Bonds, Fiscal 1999 Series C
   Tax-Exempt Bonds,
   5.0%, 5-1-2019 ........................     3,000      2,707,500
   Total .................................               31,655,975

NORTH CAROLINA - 1.63%
 The Columbus County Industrial Facilities
   and Pollution Control Financing Authority
   (North Carolina), Environmental Improvement
   Revenue Bonds, 1996 Series A,
   5.85%, 12-1-2020 ......................     5,000      4,837,500
 North Carolina Medical Care Commission,
   Hospital Revenue Bonds:
   Gaston Health Care, Series 1998,
   5.0%, 2-15-2019 .......................     2,500      2,218,750
   Halifax Regional Medical Center, Series 1998,
   5.0%, 8-15-2018 .......................     2,170      1,877,050
   Rex Healthcare, Series 1998,
   5.0%, 6-1-2017 ........................       750        684,375
 The Martin County Industrial Facilities and
   Pollution Control Financing Authority (North
   Carolina), Solid Waste Disposal Revenue Bonds
   (Weyerhaeuser Company Project), Series 1993,
   5.65%, 12-1-2023 ......................     2,500      2,356,250
 County of Cumberland, North Carolina, Hospital
   Facility Revenue Bonds (Cumberland County
   Hospital System, Inc.), Series 1999,
   5.25%, 10-1-2019 ......................     2,500      2,287,500
   Total .................................               14,261,425
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NORTH DAKOTA - 0.98%
 City of Fargo, North Dakota, Health System
   Revenue Bonds (Meritcare Obligated Group),
   Series 1996A,
   5.55%, 6-1-2016 .......................   $ 5,350   $  5,289,812
 County of Burleigh, North Dakota, Healthcare
   Revenue Refunding Bonds, Series 1999
   (Medcenter One, Inc.),
   5.25%, 5-1-2013 .......................     2,000      1,950,000
 State of North Dakota, North Dakota Housing
   Finance Agency, Housing Finance Program Bonds,
   Home Mortgage Finance Program, 1998 Series A,
   5.25%, 7-1-2018 .......................     1,380      1,295,475
   Total .................................                8,535,287

OHIO - 1.18%
 State of Ohio Air Quality Development Revenue
   Bonds (Columbus Southern Power Company
   Project), Series 1985 B,
   6.25%, 12-1-2020 ......................     4,500      4,561,875
 County of Erie, Ohio, Franciscan Services
   Corporation, Revenue Refunding Bonds,
   Series 1993 A (Providence Hospital, Inc.),
   6.0%, 1-1-2013 ........................     4,000      4,050,000
 City of Moraine, Ohio, Solid Waste
   Disposal Revenue Bonds (General Motors
   Corporation Project), Series 1994,
   6.75%, 7-1-2014 .......................     1,550      1,722,438
   Total .................................               10,334,313

OKLAHOMA - 0.69%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program):
   1995 Series B, Subseries B-2 (AMT),
   7.625%, 9-1-2026 ......................     4,605      4,984,913
   1996 Series A,
   7.05%, 9-1-2026 .......................       995      1,065,894
   Total .................................                6,050,807


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OREGON - 0.67%
 State of Oregon, Housing and Community
   Services Department, Mortgage Revenue
   Bonds, Single-Family Mortgage Program:
   1996 Series D,
   6.375%, 7-1-2027 ......................   $ 3,150   $  3,256,313
   1992 Series B,
   6.875%, 7-1-2028 ......................     2,500      2,618,750
   Total .................................                5,875,063

PENNSYLVANIA - 3.79%
 City of Philadelphia, Pennsylvania, Water
   and Wastewater Revenue Bonds, Series 1993,
   Inverse Rate Securities:
   7.54%, 6-15-2012 (A) ..................     7,100      7,250,875
   7.54%, 6-15-2012 (A) ..................     4,650      5,202,188
 Delaware Valley Regional Finance Authority
   (Bucks, Chester, Delaware and Montgomery Counties, Pennsylvania), Local Government Revenue Bonds,
   1997 Series B,
   5.6%, 7-1-2017 ........................     5,000      5,018,750
 Allegheny County Hospital Development Authority
   (Pennsylvania), UPMC Health System Revenue
   Refunding Bonds, Series 1999B,
   5.0%, 12-15-2017 ......................     5,000      4,550,000
 The Philadelphia Parking Authority, Airport
   Parking Revenue Bonds, Series of 1999,
   5.25%, 9-1-2020 .......................     3,000      2,790,000
 City of Philadelphia, Pennsylvania, General
   Obligation Bonds, Series 1998:
   4.75%, 3-15-2017 ......................     1,615      1,423,219
   4.75%, 3-15-2018 ......................     1,000        876,250
 Pennsylvania Intergovernmental Cooperation
   Authority, Special Tax Revenue Refunding
   Bonds (City of Philadelphia Funding Program),
   Series of 1999,
   5.0%, 6-15-2021 .......................     2,500      2,237,500
 Falls Township Hospital Authority, Refunding
   Revenue Bonds, The Delaware Valley Medical Center
   Project (FHA Insured Mortgage), Series 1992,
   7.0%, 8-1-2022 ........................     2,000      2,152,500
 Pennsylvania Higher Educational Facilities Authority,
   Revenue Bonds (Thomas Jefferson University),
   1999 Series A,
   5.0%, 7-1-2019 ........................     1,750      1,583,750
   Total .................................               33,085,032


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
SOUTH CAROLINA - 1.77%
 South Carolina Jobs - Economic Development
   Authority, Hospital Revenue Refunding and
   Improvement Bonds (South Carolina Baptist
   Hospital), Series 1993D, Intermediate Longs,
   Inverse Floating Securities,
   7.22%, 8-1-2021 (A) ...................   $14,550   $ 13,495,125
 Orangeburg County, South Carolina, Solid
   Waste Disposal Facilities Revenue Bonds
   (South Carolina Electric & Gas Company
   Project), Series 1994,
   5.7%, 11-1-2024 .......................     2,000      1,937,500
   Total .................................               15,432,625

TENNESSEE - 0.80%
 The Health and Educational Facilities Board
   of the Metropolitan Government of Nashville
   and Davidson County, Tennessee:
   Health Facility Revenue Refunding Bonds (Open
   Arms Developmental Centers Project), Series 1998,
   5.1%, 8-1-2016 ........................     2,745      2,511,675
   Multi-Modal Interchangeable Rate, Health Facility
   Revenue Bonds (Richland Place, Inc. Project),
   Series 1993,
   5.5%, 5-1-2023 ........................     1,950      1,845,187
 Volunteer State Student Funding Corporation,
   Educational Loan Revenue Bonds,
   Junior Subordinate Series 1993C Bonds,
   5.85%, 12-1-2008 ......................     2,700      2,639,250
   Total .................................                6,996,112

TEXAS - 6.26%
 AllianceAirport Authority, Inc.,
   Special Facilities Revenue Bonds,
   Series 1991 (American Airlines, Inc.
   Project),
   7.0%, 12-1-2011 .......................    14,400     15,876,000
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds:
   1997 Series A (AMT) TEAMS Structure,
   5.8%, 9-1-2029 ........................     5,000      4,862,500
   1997 Series D (AMT) TEAMS Structure:
   5.65%, 3-1-2029 .......................     2,500      2,390,625
   5.7%, 9-1-2029 ........................     1,500      1,443,750


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TEXAS (Continued)
 Trinity River Authority of Texas (Tarrant
   County Water Project), Improvement and Refunding
   Revenue Bonds, Series 1999,
   5.25%, 2-1-2020 .......................    $7,415   $  6,933,025
 Amarillo Health Facilities Corporation,
   Hospital Revenue Bonds (Baptist St. Anthony's
   Hospital Corporation Project), Series 1998,
   5.5%, 1-1-2015 ........................     6,320      6,280,500
 City of Austin, Texas, Subordinate Lien
   Revenue Refunding Bonds, Series 1998,
   5.25%, 5-15-2019 ......................     5,000      4,762,500
 Gulf Coast Waste Disposal Authority,
   Multi-Modal Interchangeable Rate Revenue
   Bonds (Champion International Corporation
   Project), Series 1992A,
   6.875%, 12-1-2028 .....................     3,220      3,413,200
 Lufkin Health Facilities Development
   Corporation, Health System Revenue and
   Refunding Bonds (Memorial Health System
   of East Texas), Series 1995,
   6.875%, 2-15-2026 .....................     2,995      3,148,494
 City of Houston, Texas, Airport System,
   Special Facilities Revenue Bonds
   (Continental Airlines, Inc. Terminal
   Improvement Projects), Series 1997B,
   6.125%, 7-15-2017 .....................     2,850      2,760,938
 Midland County Hospital District, Hospital
   Revenue Refunding Bonds, Series 1997,
   5.375%, 6-1-2016 ......................     2,000      1,935,000
 Collin County Housing Finance Corporation,
   Student Housing Revenue Bonds (Collin
   County Community College District Foundation,
   Inc. Project),  Series 1998A,
   5.25%, 6-1-2031 .......................     1,000        870,000
   Total .................................               54,676,532

UTAH - 5.80%
 Tooele County, Utah, Hazardous Waste Treatment
   Revenue Bonds (Union Pacific Corporation/
   USPCI, Inc. Project), Series A,
   5.7%, 11-1-2026 .......................    37,200     33,945,000
 Intermountain Power Agency, Power Supply
   Revenue Refunding Bonds, 1993 Series A,
   Inverse Floating Rate Securities (INFLOS),
   7.266%, 7-1-2021 (A) ..................    18,200     16,766,750
   Total .................................               50,711,750

                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WASHINGTON - 7.32%
 Washington Public Power Supply System:
   Nuclear Project No. 3, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-2016 ......................   $20,750   $ 23,836,563
   Series 1993C,  Inverse Floating Rate Security,
   6.87%, 7-1-2012 (A) ...................     7,000      6,658,750
   Nuclear Project No. 1, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-2016 ......................     8,200      9,419,750
   Series 1993A, Inverse Floating Rate Security,
   7.47%, 7-1-2011 (A) ...................     7,500      8,109,375
   Nuclear Project No. 2, Refunding Revenue
   Bonds, Series 1994A, Inverse Floating Rate
   Securities,
   6.52%, 7-1-2012 (A) ...................     2,500      2,418,750
 State of Washington, Various Purpose General
   Obligation Bonds, Series 1990A,
   6.75%, 2-1-2015 .......................     4,995      5,600,644
 Pilchuck Development Public Corporation (State
   of Washington), Special Facilities Airport
   Revenue Bonds, Series 1993 (TRAMCO, INC. Project),
   6.0%, 8-1-2023 ........................     3,500      3,473,750
 Public Utility District No. 1 of Douglas County,
   Washington, Wells Hydroelectric Revenue Bonds,
   Series of 1965,
   3.7%, 9-1-2018 ........................     4,130      3,458,875
 Housing Authority of the City of Seattle,
   Low-Income Housing Assistance Revenue Bonds,
   1995 (GNMA Collateralized Mortgage
   Loan - Kin On Project),
   7.4%, 11-20-2036 ......................       875        980,000
   Total .................................               63,956,457

WEST VIRGINIA - 0.66%
 Braxton County, West Virginia, Solid Waste
   Disposal Revenue Bonds (Weyerhaeuser Company
   Project), Series 1995A,
   6.5%, 4-1-2025 ........................     3,500      3,670,625
 The County Commission of Monongalia County, West
   Virginia, Pollution Control Revenue Bonds (The
   Potomac Edison Company Fort Martin Station Project),
   1993 Series B,
   5.95%, 4-1-2013 .......................     2,000      2,065,000
   Total .................................                5,735,625


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WISCONSIN - 0.95%
 Wisconsin Public Power Incorporated SYSTEM
   (The), Power Supply System Revenue Bonds,
   Series 1993B-2, Yield Curve Notes (YCNs),
   6.8%, 7-1-2014 (A) ....................   $ 5,500   $  5,390,000
 Wisconsin Housing and Economic Development
   Authority, Home Ownership Revenue Bonds,
   1997 Series H,
   5.75%, 9-1-2028 .......................     3,000      2,917,500
   Total .................................                8,307,500

TOTAL MUNICIPAL BONDS - 94.91%                         $829,598,190
 (Cost: $834,285,556)

TOTAL SHORT-TERM SECURITIES - 3.89%                    $ 33,952,154
 (Cost: $33,952,154)

TOTAL INVESTMENT SECURITIES - 98.80%                   $863,550,344
 (Cost: $868,237,710)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.20%        10,532,126

NET ASSETS - 100.00%                                   $874,082,470


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1999

Notes to Schedule of Investments
(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.

(B) The interest rate is subject to change periodically and based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.

(C) The interest rate is subject to change periodically and inversely based upon prevailing market rates with a leverage factor of three. The interest rate shown is the rate in effect at September 30, 1999.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(In Thousands, Except for Per Share and Share Amounts)

Assets
 Investment securities--at value
   (Notes 1 and 3) ...............................       $863,550
 Cash  ...........................................             70
 Receivables:
   Interest ......................................         12,690
   Fund shares sold ..............................            165
 Prepaid insurance premium  ......................             28
 Other assets ....................................             10
                                                         --------
    Total assets  ................................        876,513
                                                         --------
Liabilities
 Payable to Fund shareholders  ...................          2,159
 Accrued service fee (Note 2)  ...................            173
 Accrued transfer agency and dividend
   disbursing (Note 2) ...........................             75
 Accrued management fee (Note 2)  ................             12
 Accrued accounting services fee (Note 2)  .......              7
 Accrued distribution fee (Note 2)  ..............              5
                                                         --------
    Total liabilities  ...........................          2,431
                                                         --------
      Total net assets ...........................       $874,082
                                                         ========
Net Assets
 $0.001 par value capital stock
   Capital stock .................................       $    127
   Additional paid-in capital ....................        873,386
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ......................................            701
   Accumulated undistributed net realized gain on
    investment transactions  .....................          4,555
   Net unrealized depreciation in value of
    investments  .................................        (4,687)
                                                         --------
    Net assets applicable to outstanding units
      of capital .................................       $874,082
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ........................................          $6.90
 Class Y  ........................................          $6.90
Capital shares outstanding
 Class A  ........................................    126,596,042
 Class Y  ........................................            281
Capital shares authorized ........................    600,000,000


                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1999
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............     $ 54,506
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        4,196
   Service fee - Class A............................        2,034
   Transfer agency and dividend disbursing - Class A          758
   Distribution fee - Class A.......................          129
   Accounting services fee .........................           85
   Custodian fees ..................................           37
   Audit fees ......................................           20
   Legal fees ......................................           14
   Other ...........................................          168
                                                         --------
    Total expenses  ................................        7,441
                                                         --------
      Net investment income ........................       47,065
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................        9,130
 Realized net gain on put options purchased  .......          221
 Realized net loss on futures contracts closed  ....         (350)
                                                         --------
   Net realized gain on investments ................        9,001
 Net unrealized depreciation in value of
   investments during the period ...................      (86,742)
                                                         --------
    Net loss on investments  .......................      (77,741)
                                                         --------
      Net decrease in net assets resulting
       from operations  ............................    $(30,676)
                                                        =========


                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)                     For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1999        1998
                                      --------------   ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income..............       $47,065          $ 48,804
   Realized net gain on
    investments  .....................         9,001            16,941
   Unrealized appreciation
    (depreciation) ...................       (86,742)           16,492
                                            --------          --------
    Net increase (decrease) in net assets
      resulting from operations ......       (30,676)           82,237
                                            --------          --------
 Distributions to shareholders from (Note 1D):*
   Net investment income:
    Class A  .........................       (47,791)          (48,648)
    Class Y**  .......................           ---               ---
   Realized gains on securities transactions:
    Class A  .........................       (14,339)          (12,104)
    Class Y  .........................           ---               ---
                                            --------          --------
                                             (62,130)          (60,752)
                                            --------          --------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (25,266,631 and 41,023,912
      shares, respectively) ..........       185,060           307,508
    Class Y (270 and 0 shares, respectively)       2               ---
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (7,012,942 and 6,763,886
      shares, respectively) ..........        51,386            50,042
    Class Y (11 and 0 shares, respectively)**    ---               ---
   Payments for shares redeemed:
    Class A (36,372,123 and 50,159,643
      shares, respectively) ..........      (266,449)         (376,023)
    Class Y (0 and 0 shares, respectively)       ---               ---
                                           ---------          --------
      Net decrease in net assets resulting
       from capital share transactions       (30,001)          (18,473)
                                           ---------          --------
       Total increase (decrease)  ....      (122,807)            3,012
Net Assets
 Beginning of period  ................       996,889           993,877
                                           ---------          --------
 End of period, including undistributed
   net investment income of $701 and
   $1,427, respectively ..............      $874,082          $996,889
                                            ========          ========
   *See "Financial Highlights" on pages 27 - 28.
  **Amounts for the fiscal period ended September 30, 1999 not shown due to rounding.
                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $7.63  $7.47   $7.32  $7.25   $6.91
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.36   0.37    0.38   0.39    0.39
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.61)  0.25    0.30   0.12    0.38
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......          (0.25)  0.62    0.68   0.51    0.77
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.37) (0.37)  (0.37) (0.39)  (0.39)
 From capital gains           (0.11) (0.09)  (0.16) (0.05)  (0.00)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.00) (0.00)  (0.04)
                              -----  -----   -----  -----   -----
Total distributions           (0.48) (0.46)  (0.53) (0.44)  (0.43)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $6.90  $7.63   $7.47  $7.32   $7.25
                              =====  =====   =====  =====   =====
Total return* ......          -3.46%  8.67%   9.77%  7.16%  11.51%
Net assets, end of
 period (in
 millions)  ........           $874   $997    $994   $997    $975
Ratio of expenses to
 average net assets            0.79%  0.72%   0.67%  0.68%   0.65%
Ratio of net investment
 income to average
 net assets  .......           4.98%  4.95%   5.14%  5.23%   5.51%
Portfolio
 turnover rate  ....          30.93% 50.65%  47.24% 74.97%  70.67%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout the Period:

                    For the
                     period
                       from
                  12/30/98*
                    through
                    9/30/99
                    -------
Net asset value,
 beginning of period  $7.41
                      -----
Income from investment
 operations:
 Net investment
   income ..........   0.28
 Net realized and
   unrealized loss
   on investments ..  (0.51)
                      -----
Total from investment
 operations  .......  (0.23)
                      -----
Less dividends from
 net investment
 income  ...........  (0.28)
                      -----
Net asset value,
 end of period  ....  $6.90
                      =====
Total return .......  -3.21%
Net assets, end of
 period (in
 thousands)  .......     $2
Ratio of expenses
 to average net
 assets  ...........   0.67%**
Ratio of net
 investment income
 to average net
 assets  ...........   5.08%**
Portfolio
 turnover rate  ....  30.93%***

  *Commencement of operations.
  **Annualized.
 ***For the fiscal year ended September 30, 1999.

UNITED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- Significant Accounting Policies

     United Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.   Futures -- See Note 5 -- Futures.

F.   Options -- See Note 6 -- Options.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $993,053, out of which W&R paid sales commissions of $571,128 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $36,815, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $280,808,480 while proceeds from maturities and sales aggregated $305,245,576. Purchases of options aggregated $14,910,184 while proceeds from options aggregated $15,131,272 Purchases of short-term securities aggregated $1,442,892,420 while proceeds from maturities and sales aggregated $1,442,184,774. No long-term U.S. Government securities were bought or sold during the period ended September 30, 1999.

     For Federal income tax purposes, cost of investments owned at September 30, 1999 was $872,568,649, resulting in net unrealized appreciation of $9,018,305, of which $22,876,651 related to appreciated securities and $31,894,956 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $8,892,543 during its fiscal year ended September 30, 1999, of which a portion was paid to the Fund's shareholders during the period ended September 30, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Futures

     The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the fiscal year ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal Bond Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Municipal Bond Fund, Inc. as of September 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains shown in the table below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

Exempt Interest Dividends - The per-share amounts shown as Exempt Interest represent the distribution of state and municipal bond interest and are exempt from Federal income tax.
                                   PER-SHARE AMOUNTS REPORTABLE AS:
--------------------------------------------------------------------------------
                              For Individuals               For Corporations
            ----------------------------------------------------------------
       Record        Ordinary Long-Term Exempt     Non-    Long-Term   Exempt
       Date   Total IncomeCapital GainInterestQualifyingCapital Gain Interest
      --------- ---------------------------------------------------   --------
                                    Class A
      10-16-98$0.0310$0.0010    $---  $0.0300   $0.0010    $---   $0.0300
      11-13-98 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      12-16-98 0.1452 0.0016  0.1107   0.0329    0.0016  0.1107    0.0329
      01-13-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      02-10-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      03-10-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      04-14-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      05-12-99 0.0300 0.0010     ---   0.0290    0.0010     ---    0.0290
      06-09-99 0.0300 0.0010     ---   0.0290    0.0010     ---    0.0290
      07-14-99 0.0300 0.0010     ---   0.0290    0.0010     ---    0.0290
      08-11-99 0.0300 0.0010     ---   0.0290    0.0010     ---    0.0290
      09-15-99 0.0300 0.0010     ---   0.0290    0.0010     ---    0.0290
              ------- ------ -------  -------   ------- -------   -------
        Total $0.4812$0.0126 $0.1107  $0.3579   $0.0126 $0.1107   $0.3579
              ============== =======  =======   ======= =======   =======
                                    Class Y
      01-13-99$0.0310$0.0010    $---  $0.0300   $0.0010    $---   $0.0300
      02-10-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      03-10-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      04-14-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      05-12-99 0.0330 0.0011     ---   0.0319    0.0011     ---    0.0319
      06-09-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      07-14-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      08-11-99 0.0310 0.0010     ---   0.0300    0.0010     ---    0.0300
      09-15-99 0.0300 0.0010     ---   0.0290    0.0010     ---    0.0290
              ------- ------ -------  -------   ------- -------   -------
        Total $0.2800 $.0091    $---   $.2709    $.0091       $   $0.2709
              ============== =======  =======   ======= =======   =======

NON-QUALIFYING DIVIDENDS -- The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                       Shareholder Meeting Results

A special meeting of United Municipal Bond Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon             72,401,750   2,416,229       0
J. Dillingham            72,410,765   2,407,214       0
D. Gardner               72,221,931   2,596,048       0
L. Graves                72,417,583   2,400,396       0
J. Harroz Jr.            72,228,755   2,589,224       0
J. Hayes                 72,167,160   2,650,819       0
R. Hechler               72,304,514   2,513,465       0
H. Herrmann              72,286,253   2,531,726       0
G. Johnson               72,135,798   2,682,181       0
W. Morgan                72,259,139   2,558,840       0
R. Reimer                72,201,505   2,616,474       0
F. Ross                  72,407,433   2,410,546       0
E. Schwartz              72,308,724   2,509,255       0
K. Tucker                72,378,206   2,439,773       0
F. Vogel                 72,437,393   2,380,586       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            71,422,798      487,955   2,907,226       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            66,831,336    4,161,123   3,581,761    243,759

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:
                                                    Broker
                   For      Against     Abstain   Non-Votes*
            65,575,006    3,223,844   6,019,129       0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary


This report is submitted for the general information of the shareholders of United Municipal Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Municipal Bond Fund, Inc. current prospectus.

The United Group of Mutual Funds

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.



















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1008A(9-99)

printed on recycled paper